STANDARD COMMERCIAL LEASE

ARTICLE 1.00 BASIC LEASE TERMS

1.01 Parties. This lease agreement ("Lease") is entered into by and between the following Landlord and Tenant:

CARSON PORTWALL MANAGEMENT, LLC, a Delaware limited liability company ("Landlord") and

ENGLOBAL SYSTEMS, INC., a Texas corporation ("Tenant").

For reference purposes only, this Lease is dated the 12 day of Nov, 2008.

1.02 Basic Lease Provisions. In consideration of the rents, terms, provisions and covenants of this Lease, Landlord hereby leases, lets and demises to the Tenant the following described premises ("Leased Premises") as shown on Exhibit A attached hereto, located within the Building or Project referenced below, which is located in Harris County, Texas; together with the right to use in common with others the Common Areas (as defined in Section 2.06), for the Term specified herein, all upon and subject to the terms and conditions set forth herein.

"Building" or "Project"	Carson Portwall Distribution Center II	
Building Square Footage:	162,178 SF	
"Leased Premises" (address):	221 Portwall, Suite 100	
Leased Premises Square Footage:	81,089 SF	
City, State, Zip Code:	Houston, Texas 77029	
Term:	87 Months (plus any partial month from the Commencement Date until the first day or the next full calendar month during the Term).	
Base Rent for the Leased Premises:	Months 1-3	Abated
	Months 4-31	$28,381.15
	Months 32-59	$30,002.93
	Months 60-87	$31,624.71
Early termination Date:	Month 63	
Early Termination Fee:	$248,700.00	
Security Deposit:	$36,490.05	
Commencement Date:	February 15, 2009	
Tenant's Estimated Pro Rata Share:		
(also see Definitions 2.03)	50 %	
Use:	Warehouse, light manufacturing and assembly with appurtenant offices.	
Guarantor:	ENGlobal Corporation	
Tenant Improvements:	The Tenant Improvements described on Exhibit C	
Tenant Improvement Allowance	Landlord shall provide up to a maximum of $324,325.00 to Tenant, on a dollar for dollar matching basis as reimbursement for actual Hard Costs (defined in the Work Letter attached hereto) of agreed tenant improvements completed according to the Site Tenant Improvement Plans attached as Exhibit "B"	

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed

Contents: The following are attached to and made a part of this Lease:

Schedule I:	Rules and Regulations
Exhibits:	"A" –Leased Premises
	"B" – Plans
	"C" – Work Letter
	"D"—Permitted Materials
	"E" – Guaranty of Lease

1.03 Term. The term (the "Term") of this Lease shall commence on the Commencement Date and terminate eighty-seven (87)_ months after the Commencement Date (the "Termination Date").

Any occupancy of the Leased Premises by Tenant prior to the Commencement Date shall be subject to all obligations of Tenant under this Lease except payment of rent which shall commence 3 months after the Commencement Date. If the Termination Date falls on a day other than the last day of a month, the parties agree that the Term shall be automatically extended by the number of days necessary to cause the Term to end on the last day of a month and the final month's rent apportioned accordingly. Immediately upon mutual execution of this Lease, Tenant shall have the right to occupy the Leased Premises prior to the Commencement Date for the purpose of completion of Tenant's Improvements and for storage of its inventory, equipment and materials

1.04 Intentionally Deleted.

1.05 Addresses.

Landlord's Address:	Tenant's Address for billing:
Carson Portwall Management, LLC c/o Pat Hanrahan 100 Bayview Circle, Suite 3500 Newport Beach, CA 92660	ENGlobal Systems, Inc. For Notices: Shelly Leedy, President 654 North Sam Houston Parkway East, #400, Houston, TX cc: Ron Bush 221 Portwall Houston, TX 77029
With a copy to:	With a copy to:
Paul Pruett Locke Lord Bissell & Liddell LLP JP Morgan Chase Tower 600 Travis, Suite 3400 Houston, TX 77002-3095	H Paul Cohen, V.P. Chief Corporate Counsel Legal Affairs & Contracts ENGlobal Corporate Services, Inc 12303 Airport Way, #350 Broomfield, CO 80021

1.06 Permitted Use. Tenant shall use the Leased Premises for office use and general warehousing, manufacturing and for no other purpose.

ARTICLE 2.00 RENT

2.01 Base Rent. Tenant agrees to pay monthly as Base Rent during the Term without notice, demand, deduction, counter-claim, set-off or abatement, the sum of money set forth in Section 1.02 of this Lease. Tenant shall pay one monthly installment of Base Rent upon execution of this Lease by Tenant for the first month's Base Rent and a like monthly installment shall be due and must be paid on or before the first day of each calendar month succeeding the Commencement Date during the Term; provided, if the Commencement Date is a date other than the first day of a calendar month, the Base Rent set forth above will be prorated to the end of that calendar month, and all succeeding installments of Base Rent shall be payable on or before the

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED
Signed

first day of each succeeding calendar month during the Term. No payment by Tenant or receipt by Landlord of a lesser amount than the amount of Base Rent due will be deemed to be other than on account of the earliest past due installment of Base Rent required to be paid hereunder. Tenant agrees that no endorsement or statement on any check or in any letter accompanying any check or payment of Base Rent constitutes an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of Base Rent then due or to pursue any remedy available under this Lease, at law or in equity. Landlord agrees that any payment by Tenant does not constitute a waiver of any right to an accounting or adjustment hereunder.

2.02 Security Deposit. Tenant shall deliver the Security Deposit to Landlord on the date of execution of this Lease by Tenant. The Security Deposit will be held by Landlord without liability for interest and as security for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood that it is not an advance payment of Base Rent, Taxes and Insurance (as defined in Section 2.04), Operating Expenses (as defined in Section 2.06) or a measure of Landlord's damage upon an Event of Default (as defined in Section10.01). Landlord may commingle the Security Deposit with its other funds. Upon the occurrence of an Event of Default (as defined in Section 10.01), Landlord may, without prejudice to any other remedy, use the Security Deposit, to the extent necessary, to make good any arrears of Base Rent, Taxes and Insurance, Operating Expenses or pay any expense or liability incurred by Landlord as a result of the Event of Default. Provided Tenant delivers the Leased Premises to Landlord as required herein upon expiration or earlier termination of this Lease, Landlord shall return any remaining balance of the Security Deposit to Tenant within thirty (30) days following such expiration or termination of this Lease and receipt by Landlord of a written statement of Tenant's forwarding address. If any portion of the Security Deposit is so used or applied, Tenant shall upon thirty (30) days written notice from Landlord, deposit with Landlord by cash or cashier's check an amount sufficient to restore the Security Deposit to its original amount. If Landlord transfers its interest in the Leased Premises during the Term, Landlord shall assign the Security Deposit to the transferee and, upon full assumption of Landlord's obligations hereunder, have no further liability for the return of, or any matter relating to, such Security Deposit.

2.03 Definitions. For purposes of this Lease, (i) "Tenant's Pro Rata Share" shall be a fraction, the numerator of which is the number of square feet of floor area in the Leased Premises set forth in Section 1.02 and the denominator of which is the number of square feet of floor area in the Building or Project set forth in Section 1.02, provided, if the Project consists of several buildings, to the extent expenses (i.e. Taxes, Insurance and Operating Expenses) associated with operating the Tenant's building can be directly attributed to that building, Landlord may utilize the square feet of floor area in Tenant's building as the denominator. Tenant's Pro Rata Share may be adjusted by Landlord in the future for changes in the physical size of the Leased Premises, Building or Project, (ii) "Additional Rent" shall include (x) Taxes and Insurance, (y) Operating Expenses, and (z) all other amounts due Landlord from Tenant pursuant to the terms of this Lease, and (iii) "Rent" shall mean, collectively, Base Rent and Additional Rent.

2.04 Taxes and Insurance. Tenant agrees to pay without notice, demand, counter-claim, deduction, set-off or abatement of any kind, but subject to Tenant's Audit rights under Section 2.05,Tenant's Pro Rata Share of all real property taxes and installments of special assessments (including dues and assessments by means of deed restrictions and/or owner's associations) lawfully levied or assessed against the Building and/or Project, and any and all insurance required herein, specifically including fire and casualty, commercial general liability(collectively "Taxes and Insurance"). Landlord shall invoice Tenant monthly (in advance) for Tenant's Pro Rata Share of Taxes and Insurance commencing on the Commencement Date. Tenant's Pro Rata Share will be based upon Landlord's estimate of Taxes and Insurance for the current calendar year. To the extent the Commencement Date or Termination Date of the Lease is not on the first day of the calendar year or last day of the calendar year respectively, Tenant's liability for Taxes and Insurance is subject to a pro rata adjustment based on the number of days of any such year during which the Term is in effect. In no event shall Tenant be liable for any income or franchise taxes imposed upon Landlord unless such taxes are in substitution of the taxes set forth above; provided, however, Tenant shall reimburse Landlord for any taxes attributable to the Leased Premises levied, assessed or imposed against Landlord pursuant to Chapter 171 of the Texas Tax Code, as same may be hereafter modified or amended.

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED
Signed

Landlord estimates that Tenant's initial Pro Rata Share of Taxes and Insurance shall be $6,892.57 per month, provided Tenant shall be obligated to pay its Pro Rata Share of the actual amount of such expenses.

2.05 Operating Expenses. Tenant agrees to pay without notice, demand, deduction, counterclaim, set-off or abatement of any kind, but subject to Tenant's audit rights herein, Tenant's Pro Rata Share of Landlord's operating expenses for the Building and/or Project as set forth in Section 2.06 ("Operating Expenses"). Landlord shall, with supporting documentation when there is an increase of the prior month's estimated expense, invoice Tenant monthly for Tenant's Pro Rata Share of the estimated Operating Expenses for each calendar year commencing on the Commencement Date and may adjust such share each subsequent year based upon anticipated Operating Expenses.

Landlord estimates that Tenant's initial Pro Rata Share of Operating Expenses shall be $1,216.34 per month, provided Tenant shall be obligated to pay its actual Pro Rata Share of the actual amount of such expenses.

Tenant may, at its own expense, audit Landlord's books relevant to the Operating Expenses for the immediately preceding year. With respect to such audit, Tenant 1) may review Landlord's books during office hours, 2) must perform such audit at the location of Landlord's books, 3) must request such audit within six (6) months of receipt of its annual reconciliation of Operating Expenses, 3) must deliver to Landlord a copy of the results of such audit, and 4) without reasonable justification, may not audit the same calendar year more than one time. Unaffiliated Assignees of Tenant may only audit periods for which they occupy the Leased Premises and subtenants of Tenant are not entitled to any audit rights.

2.06 Definition of Operating Expenses. The term "Operating Expenses" includes all expenses incurred by Landlord with respect to the operation, maintenance, repair and replacement of the Common Areas (as defined below), including, but not limited to maintenance, repair and replacement costs necessary for upkeep (including materials and supplies necessary therefor); charges for water, sewer, gas, electricity and telephone to the extent not separately metered to a tenant; cleaning, including janitorial services and supplies; landscape maintenance; roof maintenance; painting (within the Common Areas and the exterior of the Building); trash collection; pest control not necessitated by a specific tenant's occupancy and operations; building security; licenses, permits and inspection fees; contractor's fees; management fees; professional service fees; personal property taxes for Landlord's personal property within the Common Areas; fees payable to tax consultants and/or attorneys for contesting taxes; the cost, including interest, amortized over its useful life, of any capital improvement made to the Common Areas by Landlord after the date of this Lease which is required by any Legal Requirement to comply with any laws, ordinances, orders, rules and regulations enacted subsequent to the date hereof of state, federal, municipal or other agencies or bodies having jurisdiction over the use, condition and occupancy of the Leased Premises and all matters of record and any regulations pursuant thereto affecting the Building or Project (collectively, "Legal Requirements") that was not applicable at the time the Building or Project was constructed; the cost including interest, amortized over the period of time necessary for such device or equipment to pay for itself, of installation of any device or other equipment which improves the operating efficiency of any system within the Common Areas and thereby reduces Operating Expenses.

The term Operating Expenses does not include the following: Taxes and Insurance, repairs, restoration or other work occasioned by fire, wind, the elements or other casualty; expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses and expenses for the renovating of space for new tenants; interest or principal payments on any mortgage or other indebtedness of Landlord; ground rent; compensation paid to any employee of Landlord other than maintenance and property management personnel directly associated with the operation and maintenance of the Building or Project; any depreciation allowance or expense (except for depreciation of capital improvements and equipment specifically included within the definition of Operating Expenses); operating expenses which are the responsibility of any tenant; or expenses which are for the benefit of a specific tenant and not all tenants of the Building or Project. Operating Expenses do not include costs of replacement of the roof or costs of structural maintenance of the roof, foundation, or structural/exterior walls of

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed

the Building.

For purposes of this Lease "Common Areas" mean those areas within the Building or Project provided for the common use or benefit of all tenants generally and/or the public, such as parking areas, interior roads, sidewalks, landscaped areas, detention or retention ponds, common office facilities or meeting rooms, common equipment rooms, common satellite or antenna facilities, common mail rooms, corridors, restrooms, vending areas, lobby areas, and other Common Areas not included in or as shown as being part of the Leased Premises on Exhibit A.

2.07 Reconciliation. Within three (3) months following the close of each calendar year, Landlord shall provide Tenant an accounting showing in reasonable detail all computations of Taxes and Insurance and all other Operating Expenses claimed due under Sections 2.04 and 2.05. If the accounting shows that the total of the monthly payments made by Tenant exceeds the amount of Taxes and Insurance and Operating Expenses due by Tenant, such amount will be credited against the next required payment of Taxes and Insurance and Operating Expenses. If the accounting shows that the total of the monthly payments made by Tenant is less than the amount due by Tenant, such accounting will be accompanied by an invoice for the additional amount. Notwithstanding any other provision in this Lease, during the year in which the Lease terminates, Landlord, prior to the Termination Date, is entitled to invoice (with detailed supporting documentation) Tenant for Tenant's Pro Rata Share of the excess Operating Expenses based upon the previous year's Operating Expenses. If this Lease terminates on a day other than the last day of a calendar year, the amount of any Taxes and Insurance and Operating Expenses payable by Tenant applicable to the year in which such termination occurs will be prorated on the ratio that the number of days from the commencement of the calendar year to and including the Termination Date bears to 365.

2.08 Late Payment Charge. Other remedies for nonpayment of Base Rent and Additional Rent notwithstanding, if the monthly Base Rent, Taxes and Insurance, and Operating Expenses payments are not in Landlord's possession on or before the tenth (10th) day of the month for which such amounts are due, or if payment of any other Additional Rent payments due Landlord by Tenant is not received by Landlord on or before the fifth (5th) day of the month next following the month in which Tenant was invoiced, such amount shall bear interest at the rate of 1.5% per month until paid. In addition, Landlord is entitled to charge one hundred dollars ($100.00) for each check or payment which is not honored by Tenant's bank, which charge shall be in addition to any other amounts owed under this Lease.

2.09 Holding Over. If Tenant does not vacate the Leased Premises upon the expiration or termination of this Lease without first obtaining the written consent of the Landlord to remain in the Leased Premises, such holding over shall constitute, and be construed as a tenancy at will at a daily rental equal to one-thirtieth (1/30th) of an amount equal to, in addition to Additional Rent, one and one-half (1½) times the Base Rent being paid by Tenant immediately prior to the expiration or termination of the Lease, and all other terms and provisions of this Lease shall apply during such holdover period (with the exclusion of any expansion or renewal options). During such holdover period, Tenant agrees to vacate and deliver the Leased Premises to Landlord within ten (10) days of Tenant's receipt of valid notice from Landlord to vacate. Landlord may give such notice pursuant to the notice provisions of Section 14.07 herein or by facsimile transmission. Tenant agrees to pay the rental payable during the holdover period to Landlord on demand. No holding over by Tenant without the consent of Landlord will operate to extend the Term.

ARTICLE 3.00 OCCUPANCY AND USE

3.01 Use. The Leased Premises shall be used and occupied only for the purpose set forth in Section 1.06. Tenant shall occupy the Leased Premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable, will not create a nuisance, interfere with Building and/or Project operations, or affect the structural integrity or design capabilities of the Building. Tenant shall not conduct any auction, liquidation or going out of business sale. Outside storage including storage of trucks and other vehicles is permissible only within the fenced area depicted in Exhibit "B" Tenant Improvements and Site Plan". Use of the Common Areas for uses other than those in common with other Tenants in the

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed

Building or Project is prohibited. Tenant shall not permit any operation which emits any abnormally noxious odor or matter which intrudes into other portions of the Building, attracts rodents, use any apparatus or machine which makes undue noise or causes excessive vibration in any other portion of the Building or Project or otherwise interfere with, annoy or disturb any other tenant in its normal business operations or Landlord in its management of the Building or Project. Tenant shall neither permit any waste on the Leased Premises nor allow the Leased Premises to be used in any way which would be hazardous on account of fire or which would in any way increase or render void the fire insurance on the Building. If at any time during the Term the State Board of Insurance or other insurance authority disallows any of Landlord's sprinkler credits or imposes an additional penalty or surcharge in Landlord's insurance premiums because of Tenant's original or subsequent placement or use of storage racks or bins, method of storage or nature of Tenant's inventory or any other act of Tenant, Tenant agrees to pay as Additional Rent the directly associated increase in Landlord's insurance premiums. Notwithstanding anything set forth in this Section 3.01, in no way does Landlord warrant or represent, either expressly or impliedly, that Tenant's use of the Leased Premises is in accordance with applicable codes or ordinances of the municipality within which the Building is located.

3.02 Signs. No sign of any type or description visible from outside the Leased Premises may be erected, placed or painted on or about the Leased Premises or Building by Tenant, except those submitted to Landlord in writing and approved by Landlord in writing, and which signs are in conformance with (i) Landlord's sign criteria established for the Project and (ii) all Legal Requirements. Such permitted signs shall be installed at Tenant's sole cost and expense by a contractor reasonably acceptable to Landlord and must be removed by Tenant in accordance with the conditions allowing their erection upon expiration or termination of the Lease. Any damage from such removal shall be promptly repaired at Tenant's sole cost and expense.

3.03 Compliance with Laws, Rules and Regulations. Tenant, at Tenant's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations now in effect or enacted subsequent to the date hereof of state, federal, municipal or other agencies or bodies having jurisdiction over Tenant or the use, condition and occupancy of the Leased Premises and all matters of record and any regulations pursuant thereto affecting the Building or Project (collectively, "Legal Requirements"). Tenant shall comply with the rules and regulations of the Building and Project adopted by Landlord which are set forth on Schedule I attached to this Lease ("Rules and Regulations"). Landlord is entitled, at all times, where reasonably necessary, to change and amend the Rules and Regulations in any reasonable manner as Landlord deems advisable for the safety, care, cleanliness, preservation of good order and operation or use of the Leased Premises, Building or Project. All such changes and amendments to the Rules and Regulations must be in writing and sent to Tenant at the Leased Premises and must within a reasonable time thereafter be carried out and observed by Tenant.

3.04 Warranty of Possession. Landlord warrants that it has the right and authority to execute this Lease, and Tenant, upon compliance with the terms, conditions, covenants and agreements contained in this Lease, will be entitled to possession of the Leased Premises during the Term as well as any extension or renewal thereof.

3.05 Inspection. Upon reasonable advance notice, Landlord or its authorized agents may enter the Leased Premises to inspect the same to determine Tenant's compliance with the terms hereof; to supply any other service to be provided by Landlord; to show the Leased Premises to prospective purchasers, tenants or mortgagees; to alter, improve or repair the Leased Premises or any other portion of the Building or for any other purpose Landlord deems reasonably necessary. Except for the use of Tenant's own mechanical locks and electronic pass key entrance system, and electronic motion detectors and alarms for the fabrication facility within the premises and the fenced enclosed outdoor area Tenant shall not change Landlord's lock system or in any other manner prohibit Landlord from entering the Leased Premises. Landlord is entitled to use any and all means which Landlord may deem proper to open any door in an emergency without liability therefore. During the final one hundred eighty (180) days of the Term, Landlord or its authorized agents have the right to erect or maintain on or about the Leased Premises or the Building customary signs advertising the Leased Premises for lease.

3.06 Hazardous Waste. The term "Hazardous Substances," as used in this Lease means pollutants, contaminants, toxic or hazardous wastes, or any other substances, the presence or use

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APPROVED
Signed

of which is regulated, restricted or prohibited by any "Environmental Law," which term means any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the Leased Premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business activities and of which Landlord has been notified in writing (the "Permitted Activities"), provided said Permitted Activities are conducted in accordance with all Environmental Laws and other Legal Requirements; Tenant shall obtain all required permits and pay all fees and provide any testing required by any governmental agency; (ii) the Leased Premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Tenant's business and of which Landlord has been notified in writing (the "Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and other Legal Requirements. A list of Permitted Materials used in the ordinary course of Tenants business is attached to this Lease as Exhibit "D"; Tenant shall obtain any required permits and pay any fees and provide any testing required by any governmental agency; (iii) no portion of the Leased Premises will be used as a landfill or a dump; (iv) Tenant will not install any underground or above ground tanks of any type without the express written consent of Landlord; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (vi) Tenant will not permit any Hazardous Substances to be brought onto the Leased Premises, except for the Permitted Materials, and if so brought or found located thereon, the same must be immediately removed, with proper disposal, and all required cleanup procedures must be diligently undertaken pursuant to all Environmental Laws.

Upon reasonable advance notice, Landlord or Landlord's representative have the right but not the obligation to enter the Leased Premises for the purpose of inspection to ensure compliance with all Environmental Laws. Should it be determined that any Hazardous Substances, including Permitted Materials, are being improperly stored, used, or disposed of, or any Permitted Activities are being improperly conducted, then Tenant shall immediately take such corrective action as required by all Legal Requirements. Should Tenant fail to take such corrective action within a reasonable time, and fails or refuses to take such action upon written notice of Landlord, Landlord is entitled to perform such work and Tenant shall promptly reimburse Landlord for all costs directly associated with said work. If at any time during or after the Term, the Leased Premises are found to be contaminated or if any violation of environmental laws shall exist, Tenant shall diligently institute proper and thorough cleanup and remediation procedures at Tenant's sole cost in accordance with all Legal Requirements. Before taking any action to comply with Environmental Laws or to clean up Hazardous Substances contaminating the Leased Premises, Tenant shall submit to Landlord a plan of action, including all plans and documents required by any Environmental Law to be submitted to a governmental authority (collectively a "plan of action"). Such plan of action must be implemented by a licensed environmental contractor. Unless otherwise required by applicable laws, before Tenant begins the actions necessary to comply with Environmental Laws or to clean up contamination from Hazardous Substances, Landlord must (1) approve the nature, scope and timing of the plan of action, and (2) approve any and all covenants and agreements to affect the plan of action.

3.07 Parking and Road Use. Tenant is granted the right to use, for the benefit of Tenant, its employees, customers, invitees and licensees, (1) the parking areas adjacent to the Building of which the Leased Premises are a part on an unassigned, unreserved and non-exclusive basis as available on a first come, first serve basis, and (2) the roadways within the Project, in each case subject to reasonable regulation by Landlord. Landlord reserves the right in its sole discretion to designate specific areas within the parking areas for the exclusive use of Tenant, its visitors and invitees to the Building or for the use of other tenants in the Building. In no event shall Tenant use more parking spaces than the minimum number of parking spaces required by all Legal Requirements for office/warehouse projects in the municipality in which the Project is located. No parking is permitted on any common drive areas by Tenant or any of Tenant's employees, customers, invitees or licensees. No driving or parking of any vehicles on non-paved areas adjoining the Building or within the Project is permitted. Landlord will have no liability to Tenant, its employees, agents or invitees for any claims or liabilities arising from such parties' use of the parking areas.

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed ____

3.08 Permits. Tenant shall, at its sole cost, be responsible for securing all permits with respect to the operation of its business and use of the Leased Premises including, but not limited, to the extent necessary, to High Pile Storage Permits and Hazardous Materials Permits as required by the local agencies and will provide copies of such permits from time to time upon the written request of Landlord.

ARTICLE 4.00 UTILITIES AND SERVICE

4.01 Building Services. Landlord shall provide utility service connections to the vicinity of the Building. Tenant shall arrange for connection to such services and pay directly to the appropriate supplier all cost of utility services to the Leased Premises, including, but not limited to, security deposits, initial connection charges, taxes, penalties, surcharges or the like, all charges for gas, electricity, telephone, water, sprinkler monitoring devices, sanitary and storm sewer service, and security systems. If any services are jointly metered with other premises or property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such services and Tenant shall pay such share to Landlord within ten (10) days of receipt of an invoice thereof, or monthly in accordance with sections 2.05 and 2.06 in the event of on-going, recurring charges. Landlord may cause any utility services which are jointly metered to be separately metered. Tenant shall pay all costs caused by Tenant introducing excessive pollutants or solids other than ordinary human waste into the sanitary sewer system, including permits, fees and charges levied by any governmental subdivision for any such pollutants or solids. Tenant shall be responsible for the installation and maintenance of any dilution tanks, holding tanks, settling tanks, sewer sampling devices, sand traps, grease traps or similar devices as may be required by any governmental subdivision for Tenant's use of the sanitary sewer system. Tenant shall pay all surcharges levied due to Tenant's use of sanitary sewer or waste removal services insofar as such surcharges affect Landlord or other tenants in the Building. Except as set forth herein, Landlord shall not be required to pay for any utility services, supplies or upkeep in connection with the Leased Premises or Building. Utility services for the Common Areas shall be part of Operating Expenses.

4.02 Telecommunications. Tenant, at its sole cost, may order and use telephone and other wired telecommunications services in accordance with rules and regulations adopted by Landlord from time to time. Unless Landlord otherwise requests or consents in writing, Tenant's telecommunications equipment must be located in the Leased Premises. Landlord has no obligation to maintain Tenant's telecommunications equipment, wiring, or other infrastructure, and if any such service is interrupted, curtailed, or discontinued, Landlord will have no obligation or liability to Tenant.

4.03 Security Service. Tenant acknowledges and agrees that, while Landlord may patrol the Project, Landlord is not providing any security services with respect to the Leased Premises or Project and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Leased Premises or Project or any other breach of security with respect to the Leased Premises or Project. Tenant shall, at all times, secure the Leased Premises to prevent unlawful or uninvited entry thereon.

ARTICLE 5.00 REPAIRS AND MAINTENANCE

5.01 Existing Conditions. Tenant accepts the Leased Premises as of the date hereof in its AS IS condition (other than the Tenant Improvements if any, subject to all recorded matters, laws, ordinances, and governmental rules, regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any warranty or representation of any kind, either express or implied as to the suitability of the Leased Premises for Tenant's intended use. The taking of the possession of the Leased Premises by Tenant will be conclusive evidence that Tenant accepts the Leased Premises and the Tenant Improvements and that the Tenant Improvements have been completed in accordance with this Lease and were in good and satisfactory condition at the time such possession was so taken. Prior to taking occupancy of the Leased Premises, Tenant shall sign a copy of the space plan of the Leased Premises acknowledging its condition on the date thereof (unless Landlord waives such requirement) and

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Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed

execute Landlord's Standard Tenant Acceptance of Premises form accepting such condition.

5.02 Landlord Repairs And Maintenance. Landlord is not required to maintain or make any repairs or replacements of any kind or character to the Leased Premises or the Building during the Term except as are set forth in this Section 5.02. Landlord shall maintain in good repair and condition only the roof, foundation, surfaces and structural soundness of exterior walls (excluding windows, window glass, plate glass, doors, store fronts, uninsured losses and damages caused by Tenant or any third party and Common Areas.

5.03 Tenant Repairs And Maintenance. Other than those items Landlord is expressly obligated to maintain, Tenant shall, at its sole cost and expense, maintain, repair and replace all parts of the Leased Premises in good repair and condition (reasonable wear and tear excepted), including, but not limited to windows, window glass, plate glass, doors, store fronts, floor covering, interior walls, partitions and finish work, interior side of structural walls, water closets, kitchens, interior plumbing, electrical systems, heating, ventilating and air-conditioning systems, down spouts, fire sprinkler system, dock bumpers, levelers, lights, truck and rail doors, pest control and extermination and trash pick-up and removal. Tenant shall repair and pay for any damage caused by any act or omission of Tenant or Tenant's agents, employees, invitees, licensees or visitors to the Leased Premises, the Building, or the Project. Repairs and replacements shall be done in a good and workmanlike manner and in accordance with all Legal Requirements. If Tenant fails to maintain, repair or replace promptly as required herein, and refuses to perform any such work within thirty (30) days after written notice from Landlord, Landlord may, at its option, perform on Tenant's behalf and charge the direct cost of such performance to Tenant as Additional Rent which shall be due and payable by Tenant within thirty (30) days from receipt of Landlord's invoice. All costs under this section are the total responsibility of Tenant and do not constitute Operating Expenses under Section 2.03.

5.04 Request for Repairs. All requests for repairs or maintenance that are the responsibility of Landlord pursuant to any provision of this Lease must be made in writing to Landlord at the physical address in Section 1.05 and delivered pursuant to Section 13.05. Notices sent by facsimile or e-mail transmission are not considered proper notice for purposes hereof. After receipt of written notice, Landlord shall perform all such repairs or maintenance with reasonable diligence.

5.05 Tenant Damages. Tenant shall not allow any damage to be committed to any portion of the Leased Premises or Building, and at the termination of this Lease Tenant shall deliver the Leased Premises to Landlord in the same or similar condition as existed at the Commencement Date of this Lease, ordinary wear and tear excepted. Tenant shall notify Landlord in writing prior to vacating the Leased Premises and arrange to meet with Landlord for a joint inspection immediately prior to vacating. The cost and expense of any repairs necessary to restore the condition of the Leased Premises, other than those repairs or restorations set forth in Section 5.02, shall be borne by Tenant.

5.06 Maintenance Contract. Tenant shall, at its sole cost and expense, during the Term maintain a quarterly scheduled preventative maintenance/service contract for the servicing of all heating, ventilation and air conditioning systems and equipment within or servicing the Leased Premises. The contract must include all services reasonably suggested by the equipment manufacturer. A copy of the service contract shall be provided to Landlord within sixty (60) days after the Commencement Date. In the event the service contract is not provided, then Landlord shall have the right, but not the obligation to have the work done and the cost therefor shall be charged to Tenant as Additional Rent and shall become payable by Tenant with the payment of the rent next due hereunder.

ARTICLE 6.00 ALTERATIONS AND IMPROVEMENTS

6.01 Tenant Improvements. Certain improvements to the Leased Premises shall be performed by Contractors approved by Landlord under Tenant's control as General Contractor prior to or during Tenant's occupancy as defined in the Work Letter, Exhibit C, attached to and made a part of this Lease.

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6.02 Tenant Alterations. Tenant, at its own cost and expense and without Landlord's prior approval, may erect such shelves, bins, machinery, trade fixtures and other free-standing structures (collectively "Trade Fixtures") in the ordinary course of its business provided that such items do not alter the basic character of the Leased Premises, do not overload or damage the Leased Premises, may be removed without injury to the Leased Premises, and the construction, erection, and installation thereof complies with all Legal Requirements and with Landlord's requirements set forth above. In addition, Tenant may install one or more gantry cranes within and upon the premises provided Tenant shall engineer, permit and install a supporting superstructure that is independent of the building's structural components. Upon expiration or earlier termination or this Lease, Tenant shall remove its Trade Fixtures and shall repair any damage caused by such removal.

Other than the Trade Fixtures, Tenant shall not make or allow to be made any alterations or physical additions in or to the Leased Premises ("Tenant Alterations") without first obtaining the written consent of Landlord, which shall not be unreasonably withheld. Consent may be conditioned upon review and approval of plans and specifications and monitoring of construction by Landlord. Landlord's review of Tenant's plans and specifications and monitoring of construction shall be solely for Landlord's benefit and shall impose no duty or obligation on Landlord to confirm that the plans and specifications and/or construction comply with any Legal Requirements. Any Tenant Alterations shall be made or performed at Tenant's sole cost and expense in compliance with all Legal Requirements by licensed contractors reasonably acceptable to Landlord and in a good, workmanlike and lien free manner. All Tenant Alterations are the property of Landlord and must be surrendered to Landlord upon the termination of this Lease without credit to Tenant; provided, however, Landlord, at its option, may require Tenant to remove any Tenant Alterations prior to vacating the Leased Premises and restore the Leased Premises to the condition existing at the time Tenant took possession, all costs of removal shall be borne by Tenant. This clause does not apply to moveable equipment or furniture owned by Tenant, which may be removed by Tenant at the end of the Term. Upon completion of any Tenant Alterations, Tenant shall provide Landlord with "as built plans" (on CAD form), copies of all construction contracts and proof of payment for all labor and materials (including lien waivers). It is specifically understood and agreed that the interior demising wall between the Tenant's interior space on the Premises under the roof and the remainder of the Building shall not be subject to removal at Tenant's cost at the end of the Term.

ARTICLE 7.00 CASUALTY AND INSURANCE

7.01 Substantial Destruction. If the Leased Premises or any part thereof are damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. (1) If the Leased Premises are totally destroyed by fire or other casualty, (2) if Landlord does not deliver its written confirmation that Leased Premises rebuilding will reasonably be completed within one hundred and twenty (120) days after the date of written notification by Tenant to Landlord of the destruction, (3) if the Leased Premises are part of a Building which is substantially destroyed (even though the Leased Premises are not totally or substantially destroyed), (4) if the Leased Premises or Building is damaged by fire or other casualty and applicable law would prevent rebuilding to substantially the condition prior to such fire or casualty, (5) if any mortgagee requires the insurance proceeds payable as a result of such casualty to be applied to the payment of the mortgage debt, (6) if the Leased Premises are materially damaged and less than two (2) years remain on the Term on the date of such casualty, or (7) if the insurance proceeds are insufficient to reconstruct the Leased Premises and the Building to substantially the same condition prior to such fire or casualty, Landlord or Tenant may, at its respective option, terminate this Lease by providing Tenant written notice thereof within sixty (60) days of such casualty and abate Base Rent and Additional Rent for the unexpired portion of the Term effective as of the date of the destruction.

7.02 Partial Destruction. If this Lease is not terminated under Section 7.01, Landlord shall proceed with diligence to rebuild or repair the Building and Tenant Improvements, if applicable, to substantially the same condition in which they existed prior to the damage, provided, Tenant agrees that Landlord has no obligation to repair, replace or rebuild any Tenant Alterations or Tenant's furniture, fixtures or personal property. If the Leased Premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, Landlord and

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Tenant agree to adjust the Base Rent and Additional Rent payable under this Lease during the period for which the Leased Premises are untenantable to such an extent as may be fair and reasonable under the circumstances. Landlord and Tenant hereby waive the provisions of any law from time to time in effect during the Term relating to the effect upon leases of partial or total destruction of leased property and agree that their respective rights in the event of damage or destruction are those specifically set forth herein.

7.03 Property Insurance. Landlord shall at all times during the Term of this Lease maintain a Fire and Extended Coverage, Vandalism and Malicious Mischief policy of insurance and an Owner's All Risks of Physical Loss Insurance written at full replacement cost value and with a replacement cost endorsement covering all of the Building with the premiums paid in advance, issued by and binding upon insurance company, insuring the Building and Tenant Improvements, if applicable, in an amount equal to the full replacement cost of the Building and Tenant Improvements, if applicable, as of the date of the loss (exclusive of excavation and foundation costs, costs of underground items and costs of parking lot paving and landscaping); provided, Landlord shall not be obligated in any way or manner to insure any Tenant Alterations or any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Tenant upon or within the Leased Premises, or any fixtures installed or paid for by Tenant upon or within the Leased Premises. Tenant shall have no right in or claim to the proceeds of any policy of insurance maintained by Landlord. Each such insurance company must have an A.M. Best rating of "A-" or better and be licensed and qualified to do business in the state of Texas. All policies evidencing Landlord's Insurance must specify Landlord as named insured. All policies of Landlord's Insurance must contain endorsements requiring that the insurer(s) give Tenant and its designees at least thirty (30) days' advance written notice of any change, cancellation, termination or lapse of said insurance.

7.04 Hold Harmless. Tenant agrees that landlord is not, and during the term hereof will not be, liable to tenant or tenant's employees, agents, invitees, licensees or visitors, or to any other person, claiming by, through or under tenant for an injury to person or damage to property on or about the leased premises or for loss of or damage to tenant's business caused by any act or omission of tenant or landlord, their respective agents, servants or employees, any tenant in the building and/or project of which the leased premises are a part, or of any other person entering upon the leased premises under express or implied invitation by tenant, or caused by the improvements located on the leased premises becoming out of repair, the failure or cessation of any service provided by landlord (including heating, ventilating and air conditioning systems, security service and devices) except where Landlord has knowingly acted in violation of any law or regulation or with negligence, except as otherwise provided in this Section 7.04. To the full extent permitted by law and this Lease, tenant will indemnify and defend landlord, its affiliates, property manager, leasing agent, and their respective officers, directors, agents, representatives, and employees against all liabilities, fines, suits, demand, actions and claims and the costs and expenses thereof, arising out of or on account of (i) any act or omission of tenant or its agents, including, without limitation, injury or damage to person or property, (ii) any alleged or actual violation or failure to comply with any legal requirement by tenant or its agents, (iii) any breach, violation or non-performance of any obligation of tenant under this lease, or (iv) any misrepresentation connected with the lease made by tenant or any guarantor. Tenant acknowledges and agrees that its indemnity obligations hereunder cover and relate to, without limitation, any negligent action and/or omission (whether joint, comparative or concurrent) of landlord and landlord's agents, servants and employees only to the extent such negligence is plead, alleged, or found on the basis that landlord or any other indemnified party was negligent in failing to enforce this lease or to supervise or monitor tenant's, its agents', contractors' or employees', activities on or about the project.

7.05 Tenant's Insurance.

A. At all times commencing on and after the earlier of the Commencement Date and the date Tenant or its agents, employees or contractors enters the Leased Premises for any purpose, Tenant shall carry and maintain, at its sole cost and expense:

1. Commercial General Liability Insurance applicable to the Leased Premises, its appurtenances and Tenant's actions within the Building and Common Areas,

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providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000.00);

2. All Risks of Physical Loss Insurance written at full replacement cost value and with a replacement cost endorsement covering all of Tenant's personal property and Tenant Alterations in the Leased Premises;

3. Workers' Compensation Insurance as required by the state in which the Leased Premises is located and in amounts as may be required by applicable statute, but in any event not less than One Million Dollars ($1,000,000.00), and Employers' Liability Coverage of One Million Dollars ($1,000,000.00) per occurrence; and

4. Business interruption or loss of income insurance for at least six (6) months of Tenant's income and expenses.

B. Before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Tenant, Tenant shall carry and maintain, at its expense, or Tenant shall require any contractor performing work on the Leased Premises to carry and maintain, at no expense to Landlord, in addition to Workers' Compensation Insurance, All Risk Builder's Risk Insurance in the amount of the full replacement cost of any alterations, additions or improvements and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage, Completed Operations coverage, and Automobile Liability coverage) written on an occurrence basis with a minimum combined single limit of Two Million Dollars ($2,000,000.00), and adding "the named Landlord hereunder (or any successor thereto), and its respective members, principals, beneficiaries, partners, officers, directors, employees, agents and any mortgagee(s)", and other designees of Landlord as the interest of such designees appear, as additional insureds (collectively referred to as the "Additional Insureds").

C. Any company writing any insurance which Tenant is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance as well as any other insurance pertaining to the Leased Premises or the operation of Tenant's business therein being referred to as "Tenant's Insurance"), as well as the form of such insurance, are at all times subject to Landlord's reasonable approval, and each such insurance company must have an A.M. Best rating of "A-" or better and be licensed and qualified to do business in the state of Texas. All policies evidencing Tenant's Insurance (except for Workers' Compensation Insurance) must specify Tenant as named insured and the Landlord as additional insureds. Provided that the coverage afforded Landlord and any designees of Landlord is not reduced or otherwise adversely affected, all of Tenant's Insurance may be carried under a blanket policy covering the Leased Premises and any other of Tenant's locations. All policies of Tenant's Insurance must contain endorsements requiring that the insurer(s) give Landlord and its designees at least thirty (30) days' advance written notice of any change, cancellation, termination or lapse of said insurance. Tenant shall be solely responsible for payment of premiums for all of Tenant's Insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least fifteen (15) days prior to the expiration of any such insurance coverage, certificates evidencing all policies procured by Tenant in compliance with its obligations under this Lease. The limits of Tenant's Insurance do not in any manner limit Tenant's liability under this Lease.

D. Tenant shall not do or fail to do anything in, upon or about the Leased Premises which will (1) violate the terms of any of Landlord's insurance policies; (2) prevent Landlord from obtaining policies of insurance acceptable to Landlord or any mortgagees; or (3) result in an increase in the rate of any insurance on the Leased Premises, the Building, any other property of Landlord or of others within the Building. In the event of the occurrence of any of the events set forth in this Section, Tenant shall pay Landlord upon demand, as Additional Rent, the cost of the amount of any increase in any such insurance premium, provided that the acceptance by Landlord of such payment shall not be construed to be a waiver of any rights by Landlord in connection with a default by Tenant under the Lease. If Tenant fails to obtain the insurance coverage required by this Lease, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall pay, as Additional Rent, the cost of all premiums thereon and all of Landlord's costs associated therewith.

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7.06 Waiver of Subrogation. Anything in this lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers, employees or any party claiming by, through or under landlord or tenant, for any loss or damage that may occur to the leased premises, improvements to the building of which the leased premises are a part, or personal property within the building, by reason of fire, explosion, or any other occurrence, regardless of cause or origin, including negligence of landlord or tenant and their agents, officers and employees which loss or damage is (or would have been, had the insurance required by this lease been maintained) covered by insurance.

ARTICLE 8.00 CONDEMNATION

8.01 Substantial Taking. If all or a substantial portion of the Leased Premises or a substantial portion of the Building (even though the Leased Premises are not taken) are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Leased Premises or the Building for the purpose for which it is then being used, then Landlord may, but is not required to, terminate this Lease and abate Base Rent and Additional Rent during the unexpired portion of this Lease effective on the date title or physical possession is taken by the condemning authority, whichever occurs first.

8.02 Partial Taking. If a portion of the Leased Premises or a portion of the Building are taken as set forth in Section 8.01 above and this Lease is not terminated as provided above, Landlord shall, at Landlord's sole risk and expense, restore and reconstruct the Leased Premises and Tenant Improvements, if applicable, to the extent necessary to make it reasonably tenantable, provided, if the damages received by Landlord are insufficient to cover the costs of restoration, Landlord may terminate this Lease. Landlord shall have no obligation to restore any Tenant Alterations. The Base Rent and Additional Rent payable under this Lease during the period for which the Leased Premises are untenantable will be adjusted to such an extent as is fair and reasonable under the circumstances.

8.03 In the event of any taking as set forth above, Tenant may seek a separate award for any loss of improvements made or paid for by Tenant, its personal property, and its moving expenses (so long as no such claim diminishes Landlord's claim or award), but all other claims of any nature shall belong to Landlord. In the event Tenant does not receive such a separate award, Landlord shall be entitled to receive any and all sums awarded for the taking.

8.04 Notwithstanding anything herein to the contrary, if the holder of any indebtedness secured by a mortgage or deed of trust covering the Building and/or Project requires that the condemnation proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is imposed.

ARTICLE 9.00 ASSIGNMENT OR SUBLEASE

9.01 Landlord Assignment. Landlord is entitled to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the Leased Premises, provided any assignee or purchaser agrees to assume all Landlord's obligations and duties hereunder from and after the date of such assignment. Any such sale, transfer or assignment shall, upon assumption by the transferee of Landlord's obligations hereunder, release Landlord from all liabilities under this Lease arising after the date of such sale, assignment or transfer, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligation, unless Landlord fails to transfer Tenant's security deposit in which case Landlord shall remain liable to Tenant.

9.02 Tenant Assignment. Tenant shall not assign, in whole or in part, this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise (including without

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limitation, if Tenant's voting securities are not traded on any national securities exchange, by transfer of more than a fifty percent (50%) interest in Tenant in a single transaction or in a series of transactions, which transfer will be deemed an assignment) or mortgage or pledge the same or sublet the Leased Premises, in whole or in part, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

9.03 Conditions of Assignment. If Tenant desires to assign or sublet all or any part of the Leased Premises it must so notify Landlord at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease, and provide Landlord with a copy of the proposed assignment or sublease and such information as Landlord might request concerning the proposed subtenant or assignee to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed subtenant or assignee. Within fifteen (15) business days after Landlord's receipt of Tenant's proposed assignment or sublease and all required information concerning the proposed subtenant or assignee, Landlord is entitled to exercise any of the following options: (1) consent to the proposed assignment or sublease, pursuant to a Consent Agreement executed by Tenant and the proposed assignee or sublessee on a form approved by Landlord in its reasonable discretion, or (2) refuse if, in its reasonable discretion and judgment, the proposed assignment or sublease is unacceptable to Landlord. In the event Landlord does not consent, it shall provide Tenant with its reason therefor in writing not more than ten (10) days after withholding consent.

9.04 Subordination. Tenant accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien or assignment of leases and rents presently existing or hereafter created upon the Building or Project (provided, however, that any such mortgagee may, at any time, subordinate such mortgage, deed of trust or other lien or assignment of leases and rents to this Lease) and to any renewals thereof. Tenant agrees that this clause is self-operative and no further instrument of subordination is required to effect such subordination. Tenant also agrees upon demand to execute additional instruments subordinating this Lease as Landlord may require. If the interests of Landlord under this Lease are transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust lien or assignment of leases and rents on the Leased Premises, Tenant agrees to be bound to the transferee (sometimes called the "Purchaser"), under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Landlord under this Lease, and, if requested by the Purchaser, Tenant agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its landlord.

9.05 Estoppel Certificates. Tenant agrees to furnish, from time to time, within fifteen (15) days after receipt of a request, a statement certifying, as accurate, the following: Tenant has accepted and is in possession of the Leased Premises; the Leased Premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Tenant claims no present charge, lien, or claim of offset against Base Rent; the Base Rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; there is no existing default by reason of some act or omission by Landlord; and such other matters as may be reasonably required by Landlord, Landlord's mortgagee or any potential purchaser. Tenant's failure to deliver such statement, in addition to being a default under this Lease, will (i) be deemed to establish conclusively that this Lease is in full force and effect except as declared by Landlord, that Landlord is not in default of any of its obligations under this Lease and that Landlord has not received more than one month's Base Rent in advance or (ii) serve to appoint Landlord, as agent and attorney in fact of Tenant, to execute, acknowledge and deliver the same, and Tenant hereby irrevocably nominates, constitutes and appoints Landlord as Tenant's proper and legal agent and attorney in fact for such purpose. Any notice and cure provisions set forth in any other part of this Lease do not apply to a default of this section 9.05.

ARTICLE 10.00 DEFAULT AND REMEDIES

10.01 Default by Tenant. The following events constitute an "Event of Default" by Tenant under this Lease:

(a) Tenant fails to pay when due any installment of Base Rent, Taxes and Insurance,

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Operating Expenses or Additional Rent within five (5) days of its due date;

(b) Tenant fails to comply with any term, provision or covenant of this Lease other than the payment of Base Rent or Additional Rent and such failure continues in excess of thirty (30) days after written notice from Landlord;

(c) Tenant or any guarantor of Tenant's obligations hereunder files, causes to be filed or has filed against it a petition in bankruptcy or is adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law, or admits that it cannot meet its financial obligations as they become due; or a receiver or trustee is appointed for all or substantially all of the assets of Tenant or such guarantor; or Tenant or any guarantor of Tenant's obligations hereunder makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors; or

(d) Tenant does or permits to be done any act which results in a lien (of any nature) being filed against the Leased Premises, the Building or Project and such lien is not promptly removed upon Tenant receiving written notice from Landlord.

10.02 Remedies for Tenant's Default. Upon the occurrence of any Event of Default, Landlord is entitled to pursue any one or more of the remedies set forth herein without any notice or demand.

(1) Without declaring the Lease terminated, Landlord may enter upon and take possession of the Leased Premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim for damages, and relet the Leased Premises on behalf of Tenant and receive the rent directly by reason of the reletting. Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of any reletting of the Leased Premises; further, Tenant agrees to reimburse Landlord for any expenditures made by it in order to recover and relet the Leased Premises, including, but not limited to, leasing commissions, lease incentives, remodeling and repair costs and reasonable attorney's fees.

(2) Landlord may terminate this Lease, remove Tenant's or any other occupant's property, in which event Tenant shall immediately surrender the Leased Premises to Landlord, and if Tenant fails to surrender the Leased Premises, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Leased Premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim for damages. Tenant agrees to pay on demand the amount of all loss and damage which Landlord may suffer by reason of the termination of this Lease under this section, including without limitation, loss and damage due to the failure of Tenant to maintain and or repair the Leased Premises as required hereunder and/or due to the inability to relet the Leased Premises on terms satisfactory to Landlord or otherwise, and any expenditures made by Landlord in order to recover and relet the Leased Premises, including, but not limited to, leasing commissions, lease incentives, and remodeling and repair costs. If Landlord elects to terminate this Lease, in addition to the foregoing, Landlord shall be entitled to recover as damages a sum of money equal to the total of (i) the unpaid Rent and any other sums accrued hereunder at the date of termination (including interest at the past due rate if in arrears), and (ii) a sum equal to the amount, if any, by which (y) the present value (determined using a discount rate of seven percent [7%] per annum) of the total Rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the Term (as the same may have been extended by the exercise by Tenant of any renewal options expressly granted under this Lease), if the terms of this Lease had been fully complied with by Tenant, exceeds (z) the total fair market value (determined using a discount rate of seven percent [7%] per annum) of the Leased Premises for the balance of the Term (as the same may have been extended by the exercise by Tenant of any renewal options expressly granted under this Lease), (iii) the amount of any unamortized improvements to the Leased Premises paid for by Landlord, (iv) the amount of any unamortized brokerage commission paid by Landlord in connection with the leasing of the Leased Premises and (v) any other sum of money or damages owed by Tenant to Landlord. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Landlord only by mailing or delivering written notice of such termination to Tenant, and no

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other act or omission of Landlord constitutes a termination of this Lease.

(3) If Landlord exercises its remedy to lock out Tenant in accordance with any provision of this Lease, Tenant agrees that no notice is required to be posted by Landlord on any door to the Leased Premises (or elsewhere) disclosing the reason for such action or any other information, and that Landlord is not obligated to provide a key to the changed lock to Tenant unless Tenant has first:

(I) brought current all payments due to Landlord under this Lease (unless Landlord has permanently repossessed the Leased Premises or terminated this Lease, in which event payment of all past due amounts will not obligate Landlord to provide a key);

(II) fully cured and remedied all other Events of Default (unless Tenant has abandoned or vacated the Leased Premises, in which event Landlord is not obligated to provide the new key to Tenant under any circumstances); and

(III) provided Landlord with additional security deposit and assurances reasonably satisfactory to Landlord that Tenant intends to and is able to meet and comply with its future obligations under this Lease, both monetary and non-monetary.

Upon compliance with the foregoing, Landlord shall, upon written request by Tenant and upon Tenant's execution and delivery of such waivers and indemnifications as Landlord may require at Landlord's option either:

(i) escort Tenant or its specifically authorized employees or agents to the Leased Premises to retrieve personal belongings of Tenant's employees and property of Tenant, or

(ii) obtain from Tenant a list of such property and arrange for such items to be removed from the Leased Premises and made available to Tenant at such place at such time as Landlord may designate, provided however, that if Landlord elects option (ii), then Tenant must pay in cash in advance to Landlord the estimated costs that Landlord may incur upon moving and storage charges theretofore incurred by Landlord with respect to such property.

(4) All of Landlord's rights and remedies set forth herein are cumulative and pursuit of any remedy specified in this Lease will not constitute an election to pursue that remedy only, nor preclude Landlord from pursuing any other remedy available at law or in equity, nor constitute a forfeiture or waiver of any rent or other amount due to Landlord as described herein.

(5) LANDLORD WILL NOT BE LIABLE FOR ANY CLAIMS OR LIABILITIES ARISING FROM LANDLORD'S EXERCISE OF ITS REMEDIES SET FORTH HEREIN UPON THE OCCURRENCE OF AN EVENT OF DEFAULT.

10.03 Landlord's Default. Landlord shall not be in default of this Lease unless Landlord fails to perform any of its obligations hereunder within thirty (30) days after receipt of written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of thirty (30) days, then after such period of time as is reasonably necessary). All obligations of Landlord hereunder shall be construed as covenants, not conditions and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder. Any liability of Landlord under this Lease shall be limited solely to its interest in the Building or Project, and in no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord, its affiliates, equity owners, partners, members, joint ventures or any officer, director or employee of the foregoing.

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ARTICLE 11.00
RESERVED

ARTICLE 12.00
RESERVED

ARTICLE 13.00 MISCELLANEOUS

13.01 Waiver. Failure of Landlord to declare any default of Tenant immediately upon its occurrence, or delay in taking any action (including enforcement of remedies) in connection with an Event of Default, does not constitute and shall not be deemed a waiver of the default, and Landlord is entitled to declare the default at any time and take such action as is lawful or authorized under this Lease.

13.02 Act of God or Force Majeure. An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Landlord and which by the exercise of due diligence Landlord is unable, wholly or in part, to prevent or overcome. Landlord is not required to perform any covenant or obligation in this Lease, or be liable in damages to Tenant, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure or by Tenant. Subject to Section 7.01 (Substantial Destruction) nothing herein shall relieve the Landlord of its obligation to rebuild or repair damage to the building caused by an Act of God or Force Majeure event

13.03 Successors. This Lease applies to, is binding upon and inures to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns.

13.04 Rent Tax. If applicable in the jurisdiction where the Leased Premises are situated, Tenant shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment must be paid concurrently with the payment of the Base Rent, Taxes and Insurance, Operating Expenses or other charge upon which the tax is based as set forth above.

13.05 Notice. All rent and other payments required to be made by Tenant shall be paid to Landlord at the address set forth in Section 1.05 or at such other address as Landlord may specify from time to time by written notice. All payments required to be made by Landlord to Tenant are payable to Tenant at the address set forth in Section 1.05 or at any other address within the continental United States as Tenant may specify from time to time by written notice. For purposes hereof, any notice or document required or permitted to be delivered by the terms of this Lease (other than delivery of rental payments) will be deemed to be delivered upon the earlier of actual receipt or (whether or not actually received) the next business day after being deposited with a nationally recognized overnight courier service, or the second business day after being deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth in Section 1.05. Rental payments are deemed received only upon actual receipt. Unless specifically authorized herein, any notice delivered via facsimile transmission or via e-mail will not satisfy a requirement to give notice under the terms of this Lease.

13.06 Waivers. Tenant hereby WAIVES any and all rights under Section 41.413 of the Texas Property Tax Code granting to tenants the right to contest appraised values, or to receive notice of reappraised values, of all or any portion of the Project irrespective of whether Landlord has elected to contest the same. To the extent such waiver is prohibited by applicable law, Tenant hereby appoints Landlord as Tenant's attorney in fact, coupled with an interest, to appear and take all actions on behalf of Tenant which Tenant may have under said code. Landlord and

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED
Signed ___

Tenant agree that each provision of this Lease for determining charges and amounts payable by Tenant is commercially reasonable and, as to each such charge or amount, constitutes a "method by which the charge is to be computed" for purposes of Section 93.012 of the Texas Property Code, as the same may be amended or superseded from time to time. Notwithstanding the foregoing, tenant voluntarily and knowingly WAIVES all rights and benefits of tenant under Section 93.012 of the Texas Property Code, as the same may be amended or superseded from time to time.

13.07 Representations, Warranties and Covenants of Tenant. Tenant represents, warrants and covenants that it is now in a solvent condition; that no bankruptcy or insolvency proceedings are pending or contemplated by or against Tenant or any guarantor of Tenant's obligations under this Lease; that all reports, statements and other data furnished by Tenant to Landlord in connection with this Lease are true and correct in all material respects; that the execution and delivery of this Lease by Tenant does not contravene, result in a breach of, or constitute a default under any contract or agreement to which Tenant is a party or by which Tenant may be bound and does not violate or contravene any law, order, decree, rule or regulation to which Tenant is subject; and that there are no judicial or administrative actions, suits, or proceedings pending or threatened against or affecting Tenant or any guarantor of Tenant's obligations under this lease. If Tenant is a corporation, limited liability company or partnership, each of the persons executing this lease on behalf of Tenant represents and warrants that Tenant is duly organized and existing, is qualified to do business in the state in which the Leased Premises are located, has full right and authority to enter into this Lease, that the persons signing on behalf of Tenant are authorized to do so by appropriate corporate, company or partnership action and that the terms, conditions and covenants in this Lease are enforceable against Tenant. If Tenant is a corporation, limited liability company or partnership, Tenant, upon Landlord's request, will deliver evidence satisfactory to Landlord that the execution and delivery of this Lease has been duly authorized and properly executed.

13.08 Severability. If any provision of this Lease or the application thereof to any person or circumstance is rendered invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances remains unaffected thereby and continues to be enforced to the greatest extent permitted by law.

13.09 Survival. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term, including, without limitation, all payment obligations and all obligations concerning the condition of the Leased Premises.

13.10 No Recordation. Tenant shall not record this Lease without the prior written consent of Landlord.

13.11 Counterparts. This Lease may be executed in two or more counterparts, and it is not necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart constitutes an original, but all such counterparts taken together constitute but one and the same instrument.

13.12 Governing Law. THIS LEASE SHALL BE CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA AS APPLICABLE TO TRANSACTIONS WITHIN THE STATE OF TEXAS.

13.13 Broker. Landlord represents and warrants that Landlord has dealt with no broker except Scott Fikes of Grubb & Ellis ("Broker"), who has acted as Tenant's Broker, and that, insofar as Landlord knows, no other broker negotiated this Lease or is entitled to any commission in connection herewith. Landlord agrees to indemnify and hold Tenant harmless from and against any liabilities or claims arising with respect to Broker or any other broker or similar parties whose claim arises by, through or on behalf of Landlord. Tenant agrees to indemnify and hold Landlord harmless from and against any liabilities or claims (and costs of defending against and investigating such claims) of any other broker or similar parties whose claim arises by, through or on behalf of Tenant.

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED
Signed

13.14 Publication. Tenant hereby agrees that Landlord may, but is not required, at no cost to Tenant, to publicize and/or advertise the execution of this Lease and the related transaction. Tenant will not disclose the terms of this Lease to any other tenants in the Building or Project.

13.15 Time of Essence. With respect to all required acts of Landlord and Tenant, time is of the essence of this Lease. Notwithstanding the foregoing, if the last day of any time period stated herein shall fall on a Saturday, Sunday or legal holiday, then the duration of such time period shall be extended so that it shall end on the next succeeding day which is not a Saturday, Sunday or legal holiday.

13.16 Building Name and Address. Landlord reserves the right at any time to change the name by which the Building is designated, and the address in the event such change is required by a controlling government agency. Landlord has no obligation or liability whatsoever for costs or expenses incurred by Tenant as a result of such name change or address change of the Building.

13.17 Taxes and Tenant's Property. Tenant is solely liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Leased Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Leased Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

13.18 Constructive Eviction. Tenant is not entitled to claim a constructive eviction from the Leased Premises unless Tenant has first notified Landlord in writing of the condition giving rise thereto, and, if the complaints are justified, only after Landlord has failed to remedy such conditions within reasonable time after receipt of said notice.

13.19 Exhibits. Exhibits A, B, C, D and E, and Schedule 1 are incorporated herein and made a part hereof for all intents and purposes.

ARTICLE 14.00 AMENDMENT AND LIMITATION OF WARRANTIES

14.01 Entire Agreement. It is expressly agreed by Landlord and Tenant, as a material consideration for the execution of this Lease, that this Lease, with the specific references to Schedule 1, Exhibits A, B, C, D and E, is the entire agreement of the parties; that there are, and were, no verbal representations, warranties, understandings, stipulations, agreements or promises pertaining to this lease or to the expressly mentioned written extrinsic documents not incorporated in writing in this lease.

14.02 Amendment. The final executed version of this Lease may not be altered, waived, amended or extended except by an instrument in writing signed by Landlord and Tenant.

14.03 Limitation of Warranties. Landlord and Tenant expressly agree that there are no implied warranties of merchantability, habitability, fitness for a particular purpose or of any other kind arising out of this Lease, and there are no warranties which extend beyond those expressly set forth in this Lease.

14.04 Waiver of Jury Trial. LANDLORD AND TENANT HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT NOW OR HEREAFTER EXISTS WITH REGARD TO THIS LEASE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY LANDLORD AND TENANT, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LANDLORD OR TENANT IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed ______

ARTICLE 15.00 OTHER PROVISIONS

15.01 Renewal Option. While this Lease is in full force and effect, provided that Tenant is not in default of any of the terms, covenants and conditions thereof, Tenant shall have the right or option to extend the term of this Lease for one (1) additional term of sixty (60) months. Such extension or renewal of the term shall be on the same terms, covenants and conditions as provided for in the then-current term except for tenant improvements and that the Base Rent during such renewal term shall be at the then-prevailing Fair Market Value rental rate, but not less than the last month's rental rate. Notice of Tenant's intention to exercise the option must be given to Landlord in writing at least one hundred eighty (180) days prior to the expiration of the then-current term of this Lease. The renewal option contained herein shall automatically terminate upon the earlier to occur of (1) the expiration or termination of this Lease, (2) the termination of Tenant's right to possession of the Leased Premises, (3) the assignment of this Lease by Tenant, or, (4) the sublease by Tenant of the Leased Premises, or any portion thereof.

15.02 Early Termination Option. Notwithstanding any other provision herein set forth, Tenant shall have a one-time right to terminate this Lease effective on the last day of the sixty third (63rd) full calendar month of the Term upon the following terms and conditions:

(a) No uncured event of Default exists either on the date Tenant gives Landlord the notice required below or on the Early Termination Date, as defined below;

(b) Tenant shall provide Landlord no less than nine (9) months prior written notice of its intention to terminate this Lease (the "Early Termination Notice");

(c) In no event shall this Lease terminate prior to the last day of the sixty third (63rd) full calendar month of the Term (the "Early Termination Date");

(d) Upon Tenant's delivery to Landlord the Early Termination Notice, Tenant shall also submit to Landlord in immediately available funds the sum of $248,700 (the "Early Termination Fee")

In the event the foregoing terms and conditions are strictly adhered to, this lease shall terminate, and neither party shall have any further rights or obligations hereunder, except for any rights and/or obligations that expressly survive the Term of this Lease. Time is of the essence with respect to this Section 15.02.

15.03 Original Leases Premises. Landlord, at its sole discretion, reserves the right to cause Tenant to return the Leases Premises to its original shell condition at Tenant's sole cost and expense with respect to any Tenant Improvements that modify the condition of the original shell. This applies to any recessed truck wells, crane systems, footings, overhead doors, electrical systems, or similar items. This shall not apply to the office area. Landlord shall notify Tenant at least sixty (60) days prior to the Expiration of the Lease of which items need to be returned to their original condition. All items of restoration work required to be made hereunder must be completed by Tenant prior to the Expiration or earlier Termination of the Lease. In the event Tenant fails to complete all items of restoration work prior to the Expiration or Termination Date, Tenant shall be considered in Holdover per section 2.09 until such time as the work is complete. Further, Landlord reserves the right to complete the work and Tenant shall be responsible for all costs.

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed ____________

ARTICLE 16.00 SIGNATURES / DATE OF EXECUTION

SIGNED this 12 day of NOV., 2008.

Landlord:
CARSON PORTWALL MANAGEMENT, LLC
A Delaware limited liability company

By: Carson Estate Trust
A Maryland real estate investment trust,
Its sole member

By: [signature]
Patrick H. Hanrahan
Senior Vice President

By: [signature]
James D. Flynn
President

Tenant:
ENGLOBAL SYSTEMS, INC.
A ____________

Tenant Federal Employer ID # ____________

By: [signature]
Name: R. DAVID KELLEY
Title: SR. V.P.

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed [signature]

Schedule I

RULES AND REGULATIONS

1. Tenant shall install its own locks entry way electronic keypad locks and shall install additional locks on inside doors and passageway doors and shall supply a mechanical key and an electronic key card to Landlord to allow limited access for emergencies of upon notice. Tenant shall not make or cause to be made duplicates of keys procured from Landlord without prior written approval of Landlord. All Landlord supplied existing locks to Leased Premises shall be surrendered to Landlord or reinstalled by Tenant upon the expiration or earlier termination of this Lease.

2. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the Leased Premises for Tenant to Landlord for Landlord's approval before performance of any contractual service. Tenant's contractors and installation technicians shall comply with Landlord's rules and regulations pertaining to construction and installation. This provision shall apply to all work performed on or about the Leased Premises or Project, including installation of telephones, satellite equipment, telegraph equipment, electrical devices and attachments and installations of any nature affecting roofs, floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the Leased Premises or Project.

3. Tenant shall not at any time occupy any part of the Leased Premises or Project as sleeping or lodging quarters.

4. Tenant shall not place, install or operate on the Leased Premises or in any part of the Building any stove , or cook thereon or therein (with the exception of microwave ovens for preparation of meals during work hours), or place or use in or about the Leased Premises or Project any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous material without written consent of Landlord.

5. Landlord will not be responsible for lost, stolen or damaged personal property, equipment, money or jewelry from the Leased Premises or the Project regardless of whether such loss occurs when the area is locked against entry or not.

6. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the Leased Premises or Project.

7. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person or contract with or render free or paid services to any Tenant or to any of Tenant's agents, employees or invitees.

8. None of the parking, truck courts or truck loading areas, recreation or lawn areas, entries, exits, passages, doors, sidewalks, stairways or landings shall be blocked or obstructed or any rubbish, litter, trash, pallets, or material of any nature placed, emptied or thrown into these areas or such area used by Tenant's agents, employees or invitees at any time for purposes inconsistent with their designation by Landlord. Unless provided by Landlord to the Project and as an operating expense of the Project, it shall be the responsibility of Tenant, at its sole cost and expense, to provide trash removal or dumpster service. All dumpsters shall be placed in areas designated by Landlord.

9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse, including improper disposal of any materials, or by the defacing or injury of any part of the Building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

10. No person shall disturb occupants of the Building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises, the making of unnatural vibrations or any other unreasonable use.

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed ____

11. Tenant and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Landlord. Tenant shall not leave any vehicle in a state of disrepair (including without limitation, flat tires, out of date inspection stickers or license plates) on the Leased Premises or Project. If Tenant or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Landlord, (i) after giving written notice to Tenant of such violation or (ii) placing notice of such violation on such vehicle, shall have the right to remove such vehicles at Tenant's expense.

12. Parking in a parking area shall be in compliance with all parking rules and regulations established by Landlord from time to time, including any sticker or other identification system established by Landlord. Failure to observe the rules and regulations shall subject the vehicle in violation of the parking rules and regulations to removal. Removal of a vehicle shall not create any liability on Landlord or be deemed to interfere with Tenant's right to possession of its Leased Premises. Vehicles must be parked entirely within the stall lines and all directional signs, arrows and posted speed limits must be observed. Parking is prohibited in areas not striped for parking, in aisles, where "No Parking" signs are posted, on ramps, in cross hatched areas, and in other areas as may be designated by Landlord. Every person is required to park and lock his vehicle. All responsibility for damage to vehicles or persons is assumed by the owner of the vehicle or its driver. Servicing, repairing or washing vehicles in parking areas of the Building or Project is prohibited. No parking of boats, trailers, campers, recreational vehicles or similar vehicles of any kind will be permitted on the Leased Premises in parking areas of the Building or Project.

13. Movement in or out of the Building of furniture or office supplies and equipment, or dispatch or receipt by Tenant of any merchandise or materials shall be done in such a manner as to not block or hinder the flow of vehicular traffic throughout the Project or block or hinder the access of any tenant into or out of the Building. Tenant assumes, and shall indemnify Landlord against, all risks and claims of damage to persons and properties arising in connection with any said movement.

14. Tenant shall not lay floor covering within the Leased Premises without prior written approval of the Landlord. The use of cement or other similar adhesive materials not easily removed with water is expressly prohibited.

15. Tenant agrees to cooperate and assist Landlord in the prevention of canvassing, soliciting and peddling within the Building or Project. Any type of public auction, retail or "clearance" sale is expressly prohibited in, on or about the Premises, including the parking lots and Common Areas.

16. It is Landlord's desire to maintain in the Building or Project the highest standard of dignity and good taste consistent with comfort and convenience for Tenants. Any action or condition not meeting this high standard should be reported directly to Landlord. Your cooperation will be mutually beneficial and sincerely appreciated. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary, for the safety, care and cleanliness of the Building or Project and for the preservation of good order therein.

17. Tenant will not be permitted to place or install any types of signs, displays, banners or materials of any kind on the glass, roofs, exterior walls, or doors of the Leased Premises without the Landlord's express written consent.

18. Tenant will not be permitted to display any merchandise or promotional items of any kind on the sidewalk, parking lot, lawn areas, entries, exits, loading areas, or any other areas other than within the interior walls of the Leased Premises without Landlord's express written consent.

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED
Signed

19. The maintenance of any motor vehicle on the Leased Premises is expressly prohibited. Outside storage of any and all material is expressly prohibited except in those areas identified on Exhibit A and preapproved in writing by Landlord. Landlord shall uniformly apply and enforce these Rules and Regulations upon, and for the benefit of, the Tenant and all other tenants within the building or project of which the Premises are a part.

IN THE EVENT ANY OF THE TERMS OF THE RULES AND REGULATION CONFLICT WITH ANY OF THE TERMS OF THE LEASE, THE TERMS OF THE LEASE SHALL CONTROL.

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed ____________

EXHIBIT "A"

Leased Premises


OVERALL SITE PLAN
81,089 SF
CARSON PORTWALL SPEC
THE CARSON COMPANIES

H:\Leases\ENGlobal (221 Portwall)\ENGlegal Lease Carson Final 110308.docx

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed ____________

EXHIBIT "B"

Plans

EXHIBIT C

WORK LETTER / ALLOWANCE

THIS WORK LETTER is made part of the Lease Agreement dated as of ____________________, 2008 by and between Carson Portwall Management, LLC, as Landlord, and ENGlobal Systems, Inc., as Tenant.

1. **Tenant Improvement Management**

1.1 Tenant shall be responsible to contract for, manage and complete the Tenant Improvements shown on the final plans which shall be approved by Landlord and Tenant.

2. **Tenant Improvements**

2.1 Subject to Landlord's approval of final plans and specifications, as hereinafter provided, and the other terms of this Exhibit C, Landlord agrees to share in the cost of construction for all improvements reflected in the final plans and specifications (the "Tenant Improvements") in accordance with this Exhibit C.

3. **Tenant Improvement Allowance**

3.1 Landlord shall provide, as part consideration for the Lease, a sum not to exceed $324,356.00 (the "Tenant Improvement Allowance") to be applied toward the Hard Costs, as hereinafter defined, of construction of the Tenant Improvements. Payments of the Tenant Improvement Allowance shall be made directly to Tenant upon Tenant submitting proof of payment to suppliers, vendors, materialmen and Subcontractor's (along with backup documentation) for Tenant Improvements. Landlord shall reimburse Tenant for 50% of the expenditures by Tenant within 15 days of submission by Tenant for previous 30 days. The Tenant Improvement Allowance made available to Tenant under this Exhibit C must be utilized for its intended purpose for expenditures made not later than six (6) months after the Commencement Date or be forfeited with no further obligation on the part of Landlord.

3.2 Hard Costs are defined as actual construction costs and exclude design fees, financing costs, plan check fees, and space studies.

3.3 Any impact fees or power upgrade costs directly related to the Tenant Improvements shall be paid by Landlord and deducted from the Tenant Improvement Allowance.

3.4 Subject to regulatory approval and as soon as reasonably possible after full execution of the Lease, Landlord will construct the demising wall and deduct 50% of the total cost from the Tenant Improvement Allowance.

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed ____________

4. Final Plans

4.1 Landlord shall have the right to accept and approve said final plans and specifications, as delivered, or reject them. Such right of rejection or approval by Landlord must be exercised reasonably. Acceptance or rejection of said final plans and specifications shall be signified by Landlord delivering to Tenant, within five (5) business days following receipt thereof, a copy of said final plans and specifications with each page marked "approved" or "rejected", as the case may be, with detailed reasons for any rejection, and signed by Landlord.

4.2 The final plans and specifications when approved by Tenant and Landlord shall supersede any prior agreements and the preliminary plans concerning the Tenant Improvements.

5. Change Orders

5.1 Landlord and Tenant shall each designate the name of a construction representative in writing as a part of the approval of the final plans and specifications and thereafter no changes shall be deemed authorized unless approved in writing by both said representatives or their duly appointed successors. The persons initially designated to act as such representatives are:

(a) For Landlord: Dan Zoch

(b) For Tenant: Ron Bush

6. Construction and Progress

6.1 Tenant shall construct the Tenant Improvements in accordance with the final plans and specifications and all applicable federal, state, county and city ordinances.

6.2 Tenant shall schedule and conduct regular construction progress meetings with Landlord.

6.3 During the construction Tenant shall not allow any liens to be placed upon the premises by any contractor, subcontractor, materialman, worker or supplier. In the event of such a lien or notice of lien, Tenant shall post such bonds as Landlord may reasonably demand to release any such lien.

7. Quality Control

7.1 All work by Tenant and Tenant's contractor shall be performed in a good and workmanlike manner.

7.2 Landlord will charge Tenant $15,000.00, which will be deducted from the Tenant Improvement Allowance, for plan review and construction monitoring for Landlord's benefit.

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed

7.3 Testing company(s) selected by Tenant to accomplish such testing as may be required shall be subject to approval by Landlord, not unreasonably withheld.

7.4 Tenant shall arrange for and conduct required regulatory inspections and provide "as built" drawings to Landlord within thirty (30) days following Completion.

8. **Inspection by Landlord**

8.1 Landlord and Landlord's Representative shall at reasonable times have free access to the Leased Premises for inspection purposes. In addition, if the final plans, laws, ordinances, rules, regulations or orders of any public authority having jurisdiction require any of the work to be inspected, tested or approved, Tenant shall give Landlord timely notice of its readiness and of the date arranged so that Landlord may observe such inspection, testing or approval.

9. **Completion**

9.1 The terms "Completed" or "Complete" or "Completion" as used with reference to the Tenant Improvements is hereby defined as the date when the construction of the Tenant Improvements has been completed in accordance with the approved working drawings so that Tenant can lawfully occupy and utilize the Leased Premises.

10. **Early Entry for Tenant's Finishing Work**

10.1 If Tenant desires to exercise its right of early entry in accordance with the provisions of this paragraph 10, Tenant further agrees to (i) pay for and provide certificates evidencing the existence and amounts of liability insurance required under the Lease, (ii) pay utility charges reasonably allocated to Tenant by Landlord, and (iii) comply with all laws, ordinances, regulations, permits and other approvals applicable to such early entry work relating to the use and occupancy of the Leased Premises by Tenant prior to the Completion of the Tenant Improvements and shall save and hold Landlord free and harmless from any violation of any such law, ordinance, regulation, permit or approval by reason of such use or occupancy.

10.2 Tenant shall indemnify and hold the Landlord free and harmless of and from all loss or damage including reasonable attorneys' fees, costs and expenses incurred in connection therewith arising out of Tenant's use or possession of the Leased Premises, except to the extent such loss or damage arises from the gross negligence or willful misconduct of Landlord, its employees, invitees, agents, or contractors.

11. **Punchlist Items**

11.1 Landlord and Tenant shall tour the work and mutually agree on a punchlist of items to be completed. Tenant shall diligently complete as soon as reasonably possible any punchlist items.

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed

EXHIBIT "D"

PERMITTED MATERIALS

1: Cutting oil for threading conduit.
2: Acetone for cleaning certain items.
3: Compressed Gas cylinders.
  A: Ultra Air
  B: Nitrogen
  C: CO_2 – Mixture with nitrogen with balance.
  D: NOX – Mixture with nitrogen with balance.
  E: H_2S – Mixture with nitrogen with balance.
  F: SO_2 – Mixture with nitrogen with balance.
  G: Oxygen
  H: Acetylene

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed ____________

Exhibit E
GUARANTY OF LEASE

This Guaranty of Lease (the "Guaranty") is attached to and made part of that certain real estate Lease (the "Lease") dated ______________________, between Carson Portwall Management, LLC , as Landlord, and ENGlobal Systems, Inc., as Tenant, covering the Property commonly known as 221 Portwall, Suite 100, Houston, TX 77029. The terms used in this Guaranty shall have the same definitions as set forth in the Lease, *except that as used herein the terms "Landlord" and "Tenant" shall have the same meaning as the terms "Lessor" and "Lessee" respectively.* In order to induce Landlord to enter into the Lease with Tenant, ENGlobal Corporation, Inc. ("Guarantors"), have agreed to execute and deliver this Guaranty to Landlord. Each Guarantor acknowledges that Landlord would not enter into the Lease if each Guarantor did not execute and deliver this Guaranty to Landlord.

1. **Guaranty.** In consideration of the execution of the Lease by Landlord and as a material inducement to Landlord to execute the Assignment, each Guarantor hereby irrevocably, unconditionally, jointly and severally guarantees the full, timely and complete (a) payment of all rent and other sums payable by Tenant to Landlord under the Lease, and any amendments or modifications thereto by agreement or course of conduct, and (b) performance of all covenants, representations and warranties made by Tenant and all obligations to be performed by Tenant pursuant to the Lease, and any amendments or modifications thereto by agreement or course of conduct. The payment of those amounts and performance of those obligations shall be conducted in accordance with all terms, covenants and conditions set forth in the Lease, without deduction, offset or excuse of any nature and without regard to the enforceability or validity of the Lease, or any part thereof, or any disability of Tenant. Nothwithstanding any language to the contrary in this Guaranty, any and all obligations of Guarantor hereunder with respect to the Lease shall be limited to a maximum amount of Two Million and no/00 Dollars ($2,000,000.00).

2. **Landlord's Rights.** Landlord may perform any of the following acts at any time during the Lease Term, without notice to or assent of any Guarantor and without in any way releasing, affecting or impairing any of Guarantor's obligations or liabilities under this Guaranty: (a) alter, modify or amend the Lease by agreement or course of conduct, (b) grant extensions or renewals of the Lease, (c) assign or otherwise transfer its interest in the Lease, the Property, or this Guaranty, (d) consent to any transfer or assignment of Tenant's or any future tenant's interest under the Lease, (e) release one or more Guarantor, or amend or modify this Guaranty with respect to any Guarantor, without releasing or discharging any other Guarantor from any of such Guarantor's obligations or liabilities under this Guaranty, (f) take and hold security for the payment of this Guaranty and exchange, enforce, waive and release any such security, (g) apply such security and direct the order or manner of sale thereof as Landlord, in its sole discretion, deems appropriate, and (h) foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor under this Guaranty, except to the extent the indebtedness has been paid.

3. **Tenant's Default.** This Guaranty is a guaranty of payment and performance, and not of collection. Upon any breach or default by Tenant under the Lease, Landlord may proceed immediately against Tenant and/or any Guarantor to enforce any of Landlord's rights or remedies against Tenant or any Guarantor pursuant to this Guaranty, the Lease, or at law or in equity without notice to or demand upon either Tenant or any Guarantor. This Guaranty shall not be released, modified or affected by any

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed ______________

failure or delay by Landlord to enforce any of its rights or remedies under the Lease or this Guaranty, or at law or in equity.

4. **Guarantor's Waivers.** Each Guarantor hereby waives (a) presentment, (b), notice of acceptance of this Guaranty, protest, presentment, or the creation or incurring of new or additional obligations of Tenant to Landlord, (c) any right to require Landlord to enforce its rights or remedies against Tenant under the Lease, or otherwise, or against any other Guarantor, (d) any right to require Landlord to proceed against any security held from Tenant or any other party, (e) any right of subrogation and (f) any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantors against Landlord or any such security, whether resulting from an election by Landlord, or otherwise. Any part payment by Tenant or other circumstance, which operates to toll any statute of limitations as to Tenant, shall operate to toll the statute of limitations as to Guarantor.

5, **Separate and Distinct Obligations.** Each Guarantor acknowledges and agrees that such Guarantor's obligations to Landlord under this Guaranty are separate and distinct from Tenant's obligations to Landlord under the Lease. The occurrence of any of the following events shall not have any effect whatsoever on any Guarantor's obligations to Landlord hereunder, each of which obligations shall continue in full force or effect as though such event had not occurred: (a) the commencement by Tenant of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended or replaced, or any other applicable federal or state bankruptcy, insolvency or other similar law (collectively, the "Bankruptcy Laws"), (b) the consent by Tenant to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of Tenant or for any substantial part of its property, (c) any assignment by Tenant for the benefit of creditors, (d) the failure of Tenant generally to pay its debts as such debts become due, (e) the taking of corporate action by Tenant in the furtherance of any of the foregoing; or, (f) the entry of a decree or order for relief by a court having jurisdiction in respect of Tenant in any involuntary case under the Bankruptcy Laws, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Tenant or for any substantial part of its property, or ordering the winding-up or liquidation of any of its affairs and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days. The liability of Guarantors under this Guaranty is not and shall not be affected or impaired by any payment made to Landlord under or related to the Lease for which Landlord is required to reimburse Tenant pursuant to any court order or in settlement of any dispute, controversy or litigation in any bankruptcy, reorganization, arrangement, moratorium or other federal or state debtor relief proceeding. If, during any such proceeding, the Lease is assumed by Tenant or any trustee, or thereafter assigned by Tenant or any trustee to a third party, this Guaranty shall remain in full force and effect with respect to the full performance of Tenant, any such trustee or any such third party's obligations under the Lease. If the Lease is terminated or rejected during any such proceeding, or if any of the events described in Subparagraphs (a) through (f) of this Paragraph 5 occur, as between Landlord and each Guarantor, Landlord shall have the right to accelerate all of Tenant's obligations under the Lease and each Guarantor's obligations under this Guaranty. In such event, all such obligations shall become immediately due and payable by Guarantors to Landlord. Guarantors waive any defense arising by reason of any disability or other defense of Tenant or by ' reason of the cessation from any cause whatsoever of the liability of Tenant.

6. **Subordination.** All existing and future debts of Tenant to any Guarantor, shall be subordinated to all obligations owed to Landlord under the Lease and this Guaranty.

7. **Successors and Assigns.** This Guaranty binds each Guarantor's personal representatives, successors and assigns.

8. **Encumbrances.** If Landlord's interest in the Property or the Lease, or the rents, issues or profits therefrom, are subject to any deed of trust, mortgage or assignment for security, any Guarantor's acquisition of Landlord's interest in the Property or Lease shall not affect any of Guarantor's obligations under this Guaranty. In such event, this Guaranty shall nevertheless continue in full force and effect for the benefit of any mortgages, beneficiary, trustee or assignee' or any purchaser at any

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed ______

sale by judicial foreclosure or under any private power of sale, and their successors and assigns. Any married Guarantor expressly agrees that Landlord has recourse against any Guarantor's separate property for all of such Guarantor's obligations hereunder.

9. **Guarantor's Duty.** Guarantors assumes the responsibility to remain informed of the financial condition of Tenant and of all other circumstances bearing upon the risk of Tenant's default, which reasonable inquiry would reveal, and agree that Landlord shall have no duty to advise Guarantors of information known to it regarding such condition or any such circumstance.

10. **Landlord's Reliance.** Landlord shall not be required to inquire into the powers of Tenant or the officers, employees, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

11. **Incorporation of Certain Lease Provisions.** Each Guarantor hereby represents and warrants to Landlord that such Guarantor has received a copy of the Lease, has read or had the opportunity to read the Lease, and understands the terms of the Lease. The provisions in the Lease relating to the execution of additional documents, legal proceedings by Landlord against Tenant, severability of the provisions of the Lease, interpretation of the Lease, notices, waivers, the applicable laws which govern the interpretation of the Lease and the authority of the Tenant to execute the Lease are incorporated herein in their entirety by this reference and made a part hereof. Any reference in those provisions to "Tenant" shall mean each Guarantor and any reference in those provisions to the "Lease" shall mean this Guaranty, except that (a) any notice which any Guarantor desires or is required to provide to Landlord shall be effective only if signed by all Guarantors and (b) any notice which Landlord desires or is required to provide to any Guarantor shall be sent to such Guarantor at such Guarantor's address indicated below, or if no address is indicated below, at the address for notices to be sent to Tenant under the Lease.

12. **Governing Law. THIS GUARANTY SHALL BE CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA AS APPLICABLE TO TRANSACTIONS WITHIN THE STATE OF TEXAS.**

Signed on 11/13/08

ENGlobal Corporation, Inc.

By: [signature]
Name: WILLIAM A. COSKEY
Title: CEO

ENGlobal
Legal Affairs & Contracts
November 4, 2008
APPROVED

Signed [signature]